                                                                       Exhibit 1

                     $300,000,000 AGGREGATE PRINCIPAL AMOUNT

                            THE COMMERCE GROUP, INC.

                           __ % SENIOR NOTES DUE _____

                                     FORM OF

                             UNDERWRITING AGREEMENT

                                                               November __, 2003
Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179

Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center
New York, New York  10080

Ladies and Gentlemen:

      The Commerce Group, Inc. (the "COMPANY"), proposes, subject to the terms and conditions stated herein, to issue and to sell $300,000,000 aggregate principal amount of its __% Senior Notes due _____ (the "SECURITIES") to Bear, Stearns & Co. Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "LEAD UNDERWRITERS") and the other underwriters named in Schedule 1 hereto (collectively, the "UNDERWRITERS"). The Securities will be issued pursuant to an Indenture dated as of November __, 2003, (the "INDENTURE") to be entered into, as the case may be, between the Company and Wachovia Bank, N.A., as trustee (the "TRUSTEE"). This Agreement and the Indenture are referred to herein collectively as the "TRANSACTION AGREEMENTS". This is to confirm the agreement among the Company and the Underwriters concerning the offer, issuance and sale of the Securities.

            1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees with the Underwriters that:

            (a) A registration statement on Form S-3 (File No. 333-109255) (the "REGISTRATION STATEMENT"), setting forth information with respect to the Company and the Securities has (i) been prepared by the Company in conformity in all material respects with the requirements of the
      Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the "COMMISSION") thereunder (collectively, the "SECURITIES ACT"), (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. The Company has delivered copies of the Registration Statement and all exhibits to you. As used in this Agreement, "EFFECTIVE TIME" means the date and the time as of which the Registration Statement, or the most recent post-effective amendment thereto, if any, was, declared effective by the Commission; "EFFECTIVE DATE" means the date of the Effective Time;
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                                                                               2


      "PRELIMINARY PROSPECTUS" means each prospectus included in such Registration Statement, or amendments thereof, before it became effective under the Securities Act and any prospectus and prospectus supplement filed with the Commission by the Company with the consent of the Lead Underwriters pursuant to Rule 424(a) of the Securities Act relating to the Securities; the term "REGISTRATION STATEMENT" includes such Registration Statement, as amended as of the Effective Time, including the Incorporated Documents (as defined below) and all information contained in the final prospectus relating to the Securities filed with the Commission pursuant to Rule 424(b) of the Securities Act and deemed to be a part of such registration statement as of the Effective Time pursuant to Rule 430A of the Securities Act; and "PROSPECTUS" means the prospectus and prospectus supplement relating to the Securities in the form first used to confirm sales of Securities. Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any Incorporated Documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or the Prospectus, as the case may be and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (the "EXCHANGE ACT") after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, Prospectus or the Registration Statement.

            (b) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied or waived.

            (c) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act; the Registration Statement and any amendment thereto does not and will not, as of the applicable Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus does not and will not, as of the date hereof and the Delivery Date (as defined below), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that, the Company makes no representation or warranty as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for inclusion therein as provided in Section 8(e).
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                                                                               3


            (d) The documents incorporated by reference in the Prospectus (the "INCORPORATED DOCUMENTS"), when they were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act and the Exchange Act, as applicable; and none of the Incorporated Documents, when such documents were filed with the Commission, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with Commission will conform in all material respects to the requirements of the Exchange Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

            (e) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described.

            (f) There are no contracts, agreements or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement or the Incorporated Documents by the Securities Act or the Exchange Act, as the case may be, which have not been described in the Prospectus or filed as exhibits to the Registration Statement or the Incorporated Documents.

            (g) Except as set forth in or contemplated by the Prospectus, neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree (a "MATERIAL LOSS"); since such date, there has not been any material adverse change in the capital stock, short-term debt or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, shareholders' equity, results of operations, business of the Company and its subsidiaries (a "MATERIAL ADVERSE CHANGE"); and subsequent to the respective dates as of which information is given in the Prospectus and up to the Delivery Date, except as set forth in the Prospectus, (i) neither the Company nor any of its subsidiaries has incurred any liabilities or obligations outside the ordinary course of business, direct or contingent, which are material to the Company and its subsidiaries taken as a whole, nor entered into any material transaction not in the ordinary course of business and (ii) there have not been dividends or distributions of any kind declared, paid or made by the Company on any class of its capital stock, except for regularly scheduled dividends.

            (h) Each of the Company and each of The Commerce Insurance Company, Commerce West Insurance Company, American Commerce Insurance Company, ACIC
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                                                                               4


      Holdings Co., Inc., Citation Insurance Company and Commerce Holdings, Inc. (the "SIGNIFICANT SUBSIDIARIES"), which are the Company's only "significant subsidiaries" (as defined under Rule 405 of the Securities
      Act), has been duly organized, is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, has all requisite corporate power and authority to carry on its business as it is currently being conducted and in all material respects as described in the Prospectus and to own, lease and operate its properties, and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to so register or qualify would not, singly or in the aggregate, result in a material adverse effect on the properties, business, results of operations, conditions (financial or otherwise), affairs or prospects of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT").

            (i) The entities listed on Schedule 2 hereto are the only subsidiaries, direct or indirect, and Affiliates (as defined below) of the Company. The Company owns, directly or indirectly through other subsidiaries, the percentage indicated on Schedule 2 of the outstanding capital stock or other securities evidencing equity ownership of such subsidiaries, free and clear of any security interest, claim, lien, limitation on voting rights or encumbrance; and all of such securities have been duly authorized, validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. There are no outstanding subscriptions, preemptive or other rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any such shares of capital stock or other equity interest of such subsidiaries.

            (j) Neither the Company nor any of its subsidiaries is (i) in violation of its respective charter or bylaws (or equivalent organizational documents), (ii) is in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, or (iii) is in violation of any law, statute, rule, regulation, judgment or court decree applicable to the Company, any of its subsidiaries or their assets or properties, except in the case of clauses (ii) and (iii) for any such violation or default which does not or would have a Material Adverse Effect.

            (k) The catastrophic coverage arrangements described in the Prospectus are in full force and effect as of the date hereof and all other retrocessional treaties and arrangements to which the Company or any of its Significant Subsidiaries is a party and which have not terminated or expired by their terms are in full force and effect, and none of the Company or any of its Significant Subsidiaries is in violation of or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein, except to the extent that any such violation or default would not have a Material Adverse Effect; neither the Company nor any of its Significant Subsidiaries has received any notice from any of the other parties to such treaties, contracts or agreements that such other party intends not to perform such treaty, contract or agreement where such failure to perform would have a Material Adverse Effect and, to the best knowledge of the Company, the Company has no reason to believe that any of
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                                                                               5


      the other parties to such treaties or arrangements will be unable to perform such treaty or arrangement in any respect that would have a Material Adverse Effect.

            (l) The execution, delivery and performance by the Company of the Transaction Agreements, the issuance and sale of the Securities and the consummation of the transactions contemplated hereby and thereby will not violate or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any of its subsidiaries, or an acceleration of indebtedness pursuant to,
      (i) the charter or bylaws (or equivalent organizational documents) of the Company or any of its subsidiaries, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or their property is or may be bound, (iii) any statute, rule or regulation applicable to the Company, any of its subsidiaries or any of their assets or properties, or (iv) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company, any of its subsidiaries or their assets or properties, other than, in the case of clauses (ii) through (iv), any violation, breach, default, consent, imposition or acceleration that would not a Material Adverse Effect and except for such consents or waivers as may have been obtained by the Company or such consents or filings as may be required under the state or foreign securities or Blue Sky laws and regulations or as may be required by the National Association of Securities Dealers, Inc. (the "NASD"). No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency is required for the execution, delivery and performance by the Company of the Transaction Agreements, the issuance and sale of the Securities and the consummation of the transactions contemplated hereby and thereby, except such as (i) would not have a Material Adverse Effect, (ii) would not prohibit or adversely affect the issuance of any of the Securities and (iii) have been obtained and made under the Securities Act, the Trust Indenture Act of 1939 (the "TRUST INDENTURE ACT"), state or foreign securities or Blue Sky laws and regulations or such as may be required by the NASD. No consents or waivers from any other person are required for the execution, delivery and performance by the Company of any of the Transaction Agreements, the issuance and sale of the Securities and the consummation of the transactions contemplated hereby and thereby, other than such consents and waivers which failure to obtain (i) would not have a Material Adverse Effect, or (ii) would not prohibit or adversely affect the issuance of any of the Securities or which have been obtained.

            (m) Except as set forth in or contemplated by the Prospectus, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or threatened or, to the knowledge of the Company, contemplated to which the Company or any of its subsidiaries is or may be a party or to which the business or property of the Company or any of its subsidiaries is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body and (iii) no injunction, restraining order or order of any nature by a United States federal or state court or foreign court of competent jurisdiction to which the Company or any of
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                                                                               6


      its subsidiaries is or may be subject issued that, in the case of clauses
      (i), (ii) and (iii) above, (x) would, singly or in the aggregate, result in a Material Adverse Effect, (y) would interfere with or adversely affect the issuance of any of the Securities or (z) in any manner draw into question the validity of any of the Transaction Agreements or any of the Securities.

            (n) None of the employees of the Company and its subsidiaries is represented by a union and, to the best knowledge of the Company and its subsidiaries, no union organizing activities are taking place. Neither the Company nor any of its subsidiaries has violated any United States federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, nor any applicable wage or hour laws, nor any provision of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder (collectively, "ERISA"), or analogous foreign laws and regulations, which would result in a Material Adverse Effect.

            (o) Each of the Company and its subsidiaries has (i) good and, in the case of real property, marketable title to all of the properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances and restrictions, except such as are described in the Prospectus, or as would not have a Material Adverse Effect, (ii) peaceful and undisturbed possession under all leases to which it is party as lessee, (iii) all material licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all United States federal, state and local governmental authorities (including, without limitation, from the insurance regulatory agencies of the various jurisdictions where it conducts business) and all courts and other governmental tribunals (each, an "AUTHORIZATION") necessary to engage in the business currently conducted by it in the manner described in the Prospectus, except where failure to hold such Authorizations would not have a Material Adverse Effect, (iv) have fulfilled and performed all obligations necessary to maintain each authorization and (v) no knowledge of any threatened action, suit or proceeding or investigation that would result in the revocation, termination or suspension of any Authorization, the revocation, termination or suspension of which would have a Material Adverse Effect. Except as would not have a Material Adverse Effect, all such Authorizations are valid and in full force and effect and the Company and its subsidiaries are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto. No insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any subsidiary of the Company to its parent, other than any such orders or decrees the issuance of which could not have a Material Adverse Effect. Except as would not have a Material Adverse Effect, all leases to which the Company or any of its subsidiaries is a party are valid and binding and no default by the Company or any of its subsidiaries has occurred and is continuing thereunder, and, to the Company's knowledge, no material defaults by the landlord are existing under any such lease.

            (p) All tax returns required to be filed by the Company or any of its subsidiaries, in all jurisdictions through the date hereof, have been so filed or extensions or filing times have been duly requested. All taxes, including withholding taxes,
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                                                                               7


      penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. The Company does not know of any material proposed additional tax assessments against it or any of its subsidiaries.

            (q) Neither the Company nor any of its subsidiaries is, or after the application of the net proceeds from the sale of the Securities will be, an "investment company" as defined, and subject to regulation, under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the "INVESTMENT COMPANY ACT"), or analogous foreign laws and regulations.

            (r) The authorized, issued and outstanding capital stock of the Company has been validly authorized and issued, is fully paid and nonassessable and was not issued in violation of or subject to any preemptive or similar rights; and such authorized capital stock conforms in all material respects to the description thereof set forth in the Prospectus. The Company had at __________, 2003, an authorized and outstanding capitalization as set forth in the Prospectus and, except as expressly set forth in the Prospectus, there are no outstanding preemptive or other rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options. There has been no change in the authorized or outstanding capitalization of the Company since the date indicated in the Prospectus, except with respect to (i) changes occurring in the ordinary course of business and (ii) changes in the outstanding common stock, par value $.01 per share, of the Company (the "COMMON STOCK"), and options or rights to acquire Common Stock resulting from transactions relating to the Company's employee benefit, dividend reinvestment, stock purchase plans or stock options granted to agents in connection with the acquisition of American Commerce Insurance Company as described in the Prospectus.

            (s) The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

            (t) The Company and each of its subsidiaries maintains insurance covering their properties, personnel and business. Such insurance insures against such losses and risks as are adequate in accordance with the Company's perception of customary industry practice to protect the Company and its subsidiaries and their businesses. Neither the
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                                                                               8


      Company nor any of its subsidiaries have received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Delivery Date.

            (u) Neither the Company nor any agent thereof acting on the behalf of the Company has taken, and none of them will take, any action that might cause the execution, delivery and performance by the Company of the Transaction Agreements, the issuance and sale of the Securities and the consummation of the transactions contemplated hereby and thereby to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part
      220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part
      224) of the Board of Governors of the Federal Reserve System.

            (v) Ernst & Young LLP, who have certified the financial statements and supporting schedules included or incorporated by reference in the Prospectus, and PricewaterhouseCoopers LLP, the Company's current auditors, are or were independent accountants as required by the Securities Act during the periods covered by the financial statements on which they reported or which they reviewed included or incorporated by reference into the Prospectus. The consolidated historical statements together with the related schedules and notes fairly present, in all material respects, the consolidated financial condition and results of operations of the Company and its subsidiaries at the respective dates and for the respective periods indicated, in accordance with generally accepted accounting principles consistently applied throughout such periods, except as stated therein. Other financial and statistical information and data included or incorporated by reference in the Prospectus are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements, except as may otherwise be indicated therein, and the books and records of the Company and its subsidiaries.

            (w) Each of the Company's subsidiaries is in compliance with the requirements of the insurance laws and regulations of its jurisdictions of incorporation and the insurance laws and regulations of the jurisdictions which are applicable to each such subsidiary, and has filed all notices, reports, documents or other information required to be filed thereunder, except where the failure to so comply or file would not result in a Material Adverse Effect.

            (x) All reinsurance treaties and arrangements to which any subsidiary is a party are in full force and effect and no subsidiary is in violation of or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein; no subsidiary has received any notice from any of the other parties to such treaties, contracts or agreements that such other party intends not to perform such treaty and the Company has no reason to believe that any of the other parties to such treaties or arrangements will be unable to perform such treaty or arrangement; except, in each of the above cases,
      (i) to the extent adequately and properly reserved for the consolidated financial statements of the Company included in the Prospectus and (ii) for such violations or defaults that, singly or in the aggregate, would not result in a Material Adverse Effect.

            (y) The 2002 statutory annual statements of each of The Commerce Insurance Company, Commerce West Insurance Company, American Commerce Insurance Company and Citation Insurance Company. (together, the "INSURANCE SUBSIDIARIES") and the statutory balance sheets and income statements included in such statutory annual statements together with related schedules and notes, have been prepared, in all material respects, in conformity with statutory accounting principles or practices required or permitted by the appropriate Insurance Department of the jurisdiction of domicile of each such subsidiary, and such statutory accounting practices have been applied on a consistent basis throughout the periods involved, except as may otherwise be indicated therein or in the notes thereto, and present fairly, in all material respects, the statutory financial position of the Insurance Subsidiaries as of the dates thereof, and the statutory basis results of operations of the Subsidiaries for the periods covered thereby.

            (z) The Company and the Insurance Subsidiaries have made no material changes in their insurance reserving practices since __________, 2003, except where such change in such insurance reserving practices would not reasonably be expected to have a Material Adverse Effect.

            (aa) Except as otherwise disclosed in the Propsectus, the Company is not aware of any threatened or pending downgrading of any Significant Subsidiaries' claims-paying ability rating from A.M. Best Company, Inc. [or financial strength rating of "[ ]" and "[ ]" from Standard & Poor's Rating Services, Inc. and Moody's Investor Services, respectively].

            (bb) There are no contracts, agreements or understandings between the Company, any of the subsidiaries of the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person as a result of the transaction contemplated hereby.

            (cc) The Company has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder; this Agreement has been duly authorized, executed and delivered by the Company and assuming due authorization, execution and delivery by the Underwriters, it will be a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent transfer or similar laws now or hereinafter in effect relating to or affecting creditors' rights generally and by general principles of equity, including, without limitation, concepts of reasonableness, materiality, good faith and fair dealing, (ii) that the remedies of specific performance and injunctive and other forms of equitable relief are subject to general equitable principles, whether such enforcement is sought at law or in equity, (iii) that such enforcement may be subject to the discretion of the court before which any proceedings therefore may be brought and (iv) except with respect to the rights of indemnification and contribution hereunder, where enforcement hereof may be limited by United States federal or state securities laws or the policies underlying such laws.

            (dd) The Indenture has been duly authorized by the Company; the Company has all necessary corporate power and authority to execute and deliver the Indenture and to perform its obligations thereunder; the Indenture will, when filed with the Commission, be qualified under the Trust Indenture Act and conform in all material respects to the requirements of the Trust Indenture Act; the Indenture, when duly executed and delivered by the Company, assuming due authorization, execution and delivery of the Indenture by the Trustee, will constitute a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent transfer or similar laws now or hereinafter in effect relating to or affecting creditors' rights generally and by general principles of equity, including, without limitation, concepts of reasonableness, materiality, good faith and fair dealing, (ii) that the remedies of specific performance and injunctive and other forms of equitable relief are subject to general equitable principles, whether such enforcement is sought at law or in equity, (iii) that such enforcement may be subject to the discretion of the court before which any proceedings therefore may be brought and (iv) except with respect to the rights of indemnification and contribution thereunder, where enforcement thereof may be limited by United States federal or state securities laws or by public policy. The Indenture will conform, when executed and delivered, in all material respects to the description thereof contained in the Prospectus.

            (ee) The Securities have been duly authorized by the Company and when the Securities are executed, authenticated and issued in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, assuming due authentication of the Securities by the Trustee, such Securities will constitute legally valid and binding obligations of the Company, entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent transfer or similar laws now or hereinafter in effect relating to or affecting creditors' rights generally and by general principles of equity, including, without limitation, concepts of reasonableness, materiality, good faith and fair dealing, (ii) that the remedies of specific performance and injunctive and other forms of equitable relief are subject to general equitable principles, whether such enforcement is sought at law or in equity, and (iii) that such enforcement may be subject to the discretion of the court before which any proceedings therefore may be brought. The Securities will conform, when issued, in all material respects to the description thereof contained in the Prospectus.

            (ff) The statements made in the Prospectus under the caption "Description of the Notes," insofar as such statements purport to constitute summaries of the Indenture and the Securities, constitute accurate summaries of the matters described therein in all material respects.

            (gg) Neither the Company, nor to its knowledge, any of its Affiliates (as defined in Regulation C of the Securities Act, an "AFFILIATE"), has taken, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Securities to facilitate the sale or resale of such securities.

            (hh) No event has occurred nor has any circumstance arisen which, had the Securities been issued on the date hereof, would constitute a default or an event of default under the Indenture as summarized in the Prospectus.

            (ii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

            (jj) Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

            2. Purchase of the Securities by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company the aggregate principal amount of Securities set forth opposite that Underwriter's name in Schedule 1 hereto. The price of the Securities shall be [ ]% of the principal amount thereof. The Company shall not be obligated to deliver any of the Securities to be delivered on the Delivery Date, except upon payment for all the Securities to be purchased on the Delivery Date as provided herein.

            3. Offering of Securities by the Underwriters. The several Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in the Prospectus.

            4. Delivery of and Payment for the Securities. Delivery of and payment for the Securities shall be made at the office of Simpson Thacher & Bartlett LLP, at 10:00 a.m. (New York City time) on the third full business day following the date of this Agreement, or at such other date or place as shall be determined by agreement between the Underwriters and the Company (such date and time of delivery of payment for the Securities, the "DELIVERY DATE"). On the Delivery Date, the Company shall deliver or cause to be delivered certificates representing the Securities to the Underwriters for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Securities shall be registered in such names and in such denominations as the Lead Underwriters shall request in writing not less than two full business days prior to the Delivery Date.

            The Company will deliver, against payment of the purchase price, the Securities in the form of one or more permanent global certificates (the "GLOBAL SECURITIES"), registered in the name of Cede & Co., as nominee for The Depository Trust Company ("DTC"). The Global Securities will be made available, at the request of the Underwriters, for checking at least 24 hours prior to the Delivery Date.

            5. Further Agreements of the Company. The Company agrees:

            (a) To prepare the Prospectus in a form approved by the Lead Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the Delivery Date except as permitted herein; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise the Underwriters, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

            (b) To furnish promptly to the Underwriters and to counsel for the Underwriters a signed or facsimile signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

            (c) To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits) and (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Securities or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Underwriters and, upon their request, to prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

            (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the reasonable judgment of the Company or the Lead Underwriters, be required by the Securities Act or is requested by the Commission;

            (e) For so long as the delivery of a prospectus is required in connection with the initial offering or sale of the Securities, prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus and any document incorporated by reference in the Prospectus pursuant to Rule 424 of the Securities Act, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and obtain the consent of the Lead Underwriters to the filing;

            (f) As soon as practicable after the Effective Date, to make generally available to the Company's security holders and to deliver to the Underwriters an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 of the Securities
      Act);

            (g) Promptly from time to time, to take such action as the Lead Underwriters may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions in the United States as the Lead Underwriters may request and in such other jurisdictions as the Company and the Lead Underwriters may mutually agree, and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; provided that, in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

            (h) Not to take, directly or indirectly, any action which is designed to stabilize or manipulate, or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation, of the price of any security of the Company in connection with the initial offering of the Securities (except after consultation with the Underwriters and as may be permitted by under United States federal securities laws);

            (i) To use its best efforts to cause the Securities to be accepted for clearance and settlement through the facilities of DTC;

            (j) To execute and deliver the Indenture in form and substance satisfactory to the Lead Underwriters;

            (k) To apply the net proceeds from the issuance of the Securities as set forth under "Use of Proceeds" in the Prospectus;

            (l) To take such steps as shall be necessary to ensure that the Company or any of its subsidiaries shall not become an "investment company" as defined, and subject to regulation, under the Investment Company Act.

            6. Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, the Company agrees to pay: (a) the costs incident to the issuance, sale and delivery of the Securities; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto any Preliminary Prospectus and any Prospectus or any amendment or supplement thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, in each case, as provided in this Agreement; (d) the costs of distributing the terms of any agreement relating to the organization of the underwriting syndicate and selling group to the members thereof, by mail, telex or other reasonable means of communication; (e) the costs, if any, of producing and distributing the Transaction Agreements; (f) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions in the United States as provided in Section 5(g) and of preparing, photocopying and distributing Blue Sky memoranda (including related fees and expenses of counsel to the Underwriters in connection therewith); (g) the expenses of the Company and the Underwriters in connection with the marketing and offering of the Securities, including, if applicable, all reasonable costs and expenses incident to the preparation of "road show" presentation or comparable marketing materials and the road show traveling expenses of the Company in connection with the offering of the Securities; (h) all fees and expenses incurred in connection with any rating of the Securities; (i) the fees and expenses of the Company's counsel and independent accountants and the fees and expenses (including fees and expenses of counsel, if applicable) of the Company, the Trustee and the costs and charges of any registrar and paying agent under the Indenture; and (j) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided, however, that, except as provided in this Section 6 and in Section 11, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel.

            7. Conditions of the Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy, when made and on the Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to the satisfaction of each of the following additional conditions and agreements:

            (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with in all material respects.

            (b) No Underwriter shall have discovered and disclosed to the Company on or prior to the Delivery Date that the Registration Statement or any amendment thereto, contained, as of the Effective Date, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any supplement thereto, contains and will contain, as of the date hereof and the Delivery Date, an untrue statement of a material fact or omits and will omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of the Registration Statement, the Preliminary Prospectus, the Prospectus, the Transaction Agreements and the Securities, and all other legal matters relating to the offering, issuance and sale of the Securities and the transactions contemplated hereby and thereby shall be satisfactory in all material respects to counsel to the Underwriters.

            (d) Nutter, McClennen & Fish LLP, special counsel to the Company, shall have furnished to the Underwriters its written opinion, addressed to the Underwriters and dated the Delivery Date, in form and substance satisfactory to the Underwriters, substantially to the effect that:

                  (i) The Registration Statement was declared effective under the Securities Act and the Indenture was qualified under the Trust Indenture Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Securities Act specified in such opinion on the date specified therein; and no stop order suspending the effectiveness of the Registration Statements has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission.

                  (ii) The Registration Statement and the Prospectus (including any documents incorporated by reference therein) and any further amendments or supplements thereto made by the Company prior to the Delivery Date (other than the financial statements and notes thereto and related schedules and other financial and accounting data contained therein or omitted therefrom, as to which such counsel need express no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the Securities Act, and the Indenture conforms in all material respects to the requirements of the Trust Indenture Act.

                  (iii) The Company has duly authorized, executed and delivered this Agreement.

                  (iv) The statements made in the Prospectus under the caption
            "Description of the Notes," insofar as such statements purport to constitute summaries of the Indenture and the Securities, constitute accurate summaries of the matters described therein in all material respects. The Securities conform in all material respects to the description thereof in the Prospectus.

                  (v) The issue and sale of the Securities by the Company and the compliance of the Company with all of the provisions of this Agreement, and the execution and delivery of the Indenture and the Securities, will not breach or result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument identified on an annexed schedule furnished to such counsel by the Company, nor will such action violate the Articles of Organization or By-laws of the Company or any United States federal or Massachusetts statute or any rule or regulation that has been issued pursuant to any United States federal or Massachusetts statute or any order known to such counsel issued pursuant to any United States federal or Massachusetts statute or by any court or governmental agency or body having jurisdiction over the Company or any of its properties.

                  (vi) No consent, approval, authorization, order, license,
            registration or qualification of or with any United States federal or Massachusetts governmental agency or body is required for the sale of the Securities by the Company or the compliance by the Company with all of the provisions of the Transaction Agreements, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications which have been obtained or made or as may be required under state securities or Blue Sky Laws in connection with the purchase and distribution of the Securities by the Underwriters.

                  (vii) The Incorporated Documents or any further amendment or supplement thereto made by the Company prior to the Delivery Date (other than the financial statements, notes and schedules or any other financial or accounting data included or incorporated by reference in or omitted from the Incorporated Documents, as to which such counsel need express no opinion), when they were filed with the Commission and as of the Delivery Date, complied or comply, as the case may be as to form in all material respects with the requirements of the Exchange Act.

                  (viii) There are no contacts or other documents which are
            required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act which have not been described in the Prospectus or filed as exhibits to the Registration Statement.

                  (ix) Neither the Company nor any of its subsidiaries is, or after the application of the net proceeds from the sale of the Securities will be, an "investment company" as defined in, and subject to regulation under, the Investment Company Act.

            In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the federal laws of the United States of America and the laws of the Commonwealth of Massachusetts and that such counsel is not admitted in any state other than the Commonwealth of Massachusetts. In addition, the opinions of such counsel described in this paragraph shall be rendered to the Underwriters at the request of the Company and shall so state therein. In addition, such opinions may contain customary recitals, conditions and qualifications.

            In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Company, representatives of Ernst & Young LLP, PricewaterhouseCoopers LLP, the Underwriters and their counsel in connection with the preparation of the Registration Statement and the Prospectus at which conferences the contents of the Registration Statement and the Prospectus were discussed, reviewed and revised. Although such counsel is not passing upon, and does not assume responsibility for, the accuracy, completeness or fairness of such statements and has not made any independent investigation thereof (except as indicated above), on the basis of the information which was developed in the course thereof, considered in light of such counsel's understanding of applicable law and experience such counsel has gained through its practice thereunder, such counsel will advise the Underwriters that such counsel has no reason to believe that (i) the Registration Statement (including the Incorporated Documents), on the Effective Date, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the Prospectus (including the Incorporated Documents), as of its date and as of the Delivery Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel need not express any view as to the financial statements, notes and schedules or any other financial or accounting data included or incorporated by reference in or omitted from the Registration Statement and the Prospectus or the Form T-1 filed as an exhibit to the Registration Statement.

            (e) James A. Ermilio, Esq., Senior Vice President and General Counsel of the Company, shall have furnished to the Underwriters his written opinion, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriters, substantially to the effect that:

                  (i) Each of the Company and its Significant Subsidiaries which is incorporated in the United States has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business in all material respects as it is currently being conducted and as described in the Prospectus, and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction described in Schedule 3 in which the ownership, leasing and operation of its property and the conduct of its business requires such qualification (except where the failure to be so qualified and in good standing could not have a Material Adverse Effect).

                  (ii) The entities listed on Schedule 2 hereto are the only subsidiaries, direct or indirect, and Affiliates of the Company. Except as otherwise set forth in the Prospectus, the Company owns, directly or indirectly through other subsidiaries, the percentage indicated on Schedule 2 of the outstanding capital stock or other securities evidencing equity ownership of such subsidiaries, free and clear of any security interest and, to the knowledge of such counsel, any claim, lien, limitation on voting rights or encumbrance; and all of such securities have been duly authorized, validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. There are no outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any such shares of capital stock or other equity interest of such subsidiaries owned by the Company.

                  (iii) The Company has all requisite corporate power and
            authority to execute, deliver and perform its obligations under the Transaction Agreements and the Securities and to consummate the transactions contemplated hereby or thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Securities as provided herein.

                  (iv) The Company had an authorized capitalization as of
            _________, 2003 as set forth in the Prospectus.

                  (v) To such counsel's knowledge, neither the Company nor any of its Significant Subsidiaries which are incorporated in the United States is (i) in violation of its respective charter or bylaws, (ii) is in default in the performance of any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or in any other instrument, indenture, mortgage, deed of trust, retrocessional treaty or arrangement, or other material agreement to which it is a party or by which it is bound or to which any of its properties is subject or
            (iii) is in violation of any Massachusetts or United States federal law, statute, rule, regulation, judgment or court decree applicable to the Company or its Significant Subsidiaries which are incorporated in the United States, except in the case of clauses
            (ii) and (iii) for any such violation or default which would not have a Material Adverse Effect.

                  (vi) The execution, delivery and performance by the Company of the Transaction Agreements, the issuance and sale of the Securities and the compliance by the Company with all of the provisions of the Transaction Agreements will not violate or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any of its Significant Subsidiaries which are incorporated in the United States, or an acceleration of indebtedness pursuant to, (i) the charter or bylaws of the Company or any of its Significant Subsidiaries which are incorporated in the United States, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument known to such counsel to which the Company or any of its Significant Subsidiaries which are incorporated in the United States is a party or by which any of them or their property is or may be bound, (iii) any United States federal or Massachusetts statute, rule or regulation reasonably recognized by such counsel as applicable to transactions of this kind, or (iv) any judgment, order or decree known to such counsel of any United States federal or Massachusetts court or governmental agency or authority having jurisdiction over the Company, any of its Significant Subsidiaries which are incorporated in the United States or their assets or properties except for any such violations, breaches or defaults which would have a Material Adverse Effect and except for such consents as may have been obtained by the Company or such consents or filings as may be required under state or foreign securities or Blue Sky laws and regulations or such as may be required by the NASD. No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any governmental agency, body, administrative agency or, to the knowledge of such counsel, any court, is required for the execution and delivery, the issuance and sale of the Securities compliance by the Company with all of the provisions of the Transaction Agreements, except such as (i) would not have a Material Adverse Effect, (ii) would not prohibit or adversely affect the issuance of the Securities or (iii) may be required under the Securities Act and state or foreign securities or Blue Sky laws and regulations or such as may be required by the NASD. No consents or waivers from any other person are required for the execution and delivery of the Transaction Agreements, the issuance and sale of the Securities and the compliance by the Company with all of the provisions of the Transaction Agreements, other than such consents and waivers which the failure to obtain (i) would not have a Material Adverse Effect or (ii) would not prohibit or adversely affect the issuance of the Securities or which have been obtained.

                  (vii) To the best knowledge of such counsel, the Company and each of its Significant Subsidiaries which are incorporated in the United States has (i) all Authorizations necessary to engage in the business currently conducted by it in the manner described in the Prospectus, except where failure to hold such Authorizations would not have a Material Adverse Effect and (ii) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. To the best knowledge of such counsel and except as would not have a Material Adverse Effect, all such Authorizations are valid and in full force and effect and the Company and its Significant Subsidiaries which are incorporated in the United States are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto. Except as described in the Prospectus, no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any Significant Subsidiary which are incorporated in the United States of the Company to its parent, other than any such orders or decrees the issuance of which could not have a Material Adverse Effect.

                  (viii) The Incorporated Documents or any further amendment or supplement thereto made by the Company prior to the Delivery Date (other than the financial statements, notes and schedules or any other financial or accounting data included or incorporated by reference in or omitted from the Incorporated Documents, as to which such counsel need express no opinion), when they were filed with the Commission and as of the Delivery Date, complied and comply, as the case may be, as to form in all material respects with the requirements of the Exchange Act.

            In addition, such counsel shall state that he has participated in conferences with other officers and other representatives of the Company, representatives of Ernst & Young LLP, PricewaterhouseCoopers LLP, the Underwriters and their counsel in connection with the preparation of the Registration Statements and the Prospectus at which conferences the contents of the Registration Statements and the Prospectus were discussed, reviewed and revised. Although such counsel is not passing upon, and does not assume responsibility for, the accuracy, completeness or fairness of such statements and has not made any independent investigation thereof (except as indicated above), on the basis of the information which was developed in the course thereof, such counsel will advise the Underwriters that such counsel has no reason to believe that (i) the Registration Statement, on the Effective Date, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
      (ii) the Prospectus, at the time such Prospectus was circulated and on the Delivery Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel need not express any view as to the financial statements, notes and schedules or any other financial or accounting data included or incorporated by reference in or omitted from the Registration Statement and the Prospectus.

            The opinions of such counsel described in this paragraph shall be rendered to the Underwriters at the request of the Company and shall so state therein. Such opinions may contain customary recitals, conditions and qualifications.

            (f) Skadden, Arps, Slate, Meagher & Flom LLP shall have furnished to the Underwriters its written opinion, as special New York counsel to the Company addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriters, substantially to the effect that:

                  (i) The Indenture has been duly authorized, executed and
            delivered by the Company and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

                  (ii) The Securities have been duly authorized by the Company and, assuming due authentication thereof by the Trustee, and upon payment for and delivery thereof in accordance with this Agreement, the Securities will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture.

                  (iii) The execution and delivery by the Company of the
            Transaction Agreements, the issuance and sale of the Securities by the Company and the compliance by the Company with all of the provisions of the Transaction Agreements will not conflict with or result in a breach or violation of any New York statute or any order, rule or regulation reasonably recognized by such counsel as applicable to transaction of this kind or, to the knowledge of any such counsel, any order of any New York court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except for such conflicts, breaches or violation that would not be reasonably expected to result in a Material Adverse Effect.

                  (iv) No consent, approval, authorization, order, license,
            registration or qualification of or with any New York governmental agency or body is required for the sale of the Securities by the Company or the compliance by the Company with all of the provisions of the Transaction Agreements, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications which have been obtained or made or as may be required under state securities or Blue Sky Laws in connection with the purchase and distribution of the Securities by the Underwriters.

            The opinions described in paragraph numbers (i) and (ii) above may be subject to the effect of applicable bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, arrangement and assignment for the benefit of creditors laws, and other similar laws relating to or affecting the rights and remedies of creditors generally. The opinions may also be subject to the effect of general principles of equity, whether applied by a court of law or equity. Such opinions may also be subject to the qualification that the enforceability of any indemnification or contribution provisions set forth in any documents or agreements referred to herein may be limited by United States federal or state securities laws or by public policy. The opinions of such counsel described in this paragraph shall be rendered to the Underwriters at the request of the Company and shall so state therein.

            (g) [Reserved]

            (h) Simpson Thacher & Bartlett LLP, shall have furnished to the Underwriters its written opinion, as counsel to the Underwriters, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriters.

            (i) By the date hereof and on the Delivery Date, Ernst & Young LLP shall have furnished to the Underwriters its letters, in form and substance satisfactory to the Underwriters, containing statements and information of the type customarily included in accountants' initial and bring-down "comfort letters" to underwriters with respect to the financial statements and certain financial information contained and incorporated by reference in the Registration Statement and the Prospectus.

            (j) By the date hereof and on the Delivery Date, PricewaterhouseCoopers LLP shall have furnished to the Underwriters its letters, in form and substance satisfactory to the Underwriters, containing statements and information of the type customarily included in accountants' initial and bring-down "comfort letters" to underwriters with respect to the financial statements and certain financial information contained and incorporated by reference in the Registration Statement and the Prospectus.

            (k) The Company shall have furnished to the Underwriters a certificate, dated the Delivery Date, of its President or any Executive or Senior Vice President and its principal financial or accounting officer stating, in the name of and in their capacity as officers of the Company, that:

                  (i) The representations, warranties and agreements of the
            Company in Section 1 are true and correct in all material respects as of the Delivery Date, except for those representations and warranties that address matters as of a particular date, which representation and warranties shall be accurate in all material respects as of such date; the Company has complied with in all material respects all its agreements contained herein to be performed prior to or on the Delivery Date; and the conditions set forth in Section 7(a) have been fulfilled.

                  (ii) (A) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from (I) any governmental or regulatory action, notice, order or decree of a regulatory authority or (II) fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court, in each case, otherwise than as set forth in the Prospectus; (B) since such date there has not been any material change in the capital stock, short-term debt or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and (C) the Company has not declared or paid any dividend on its capital stock, except for dividends declared in the ordinary course of business and consistent with past practice, otherwise than as set forth in the Prospectus and, except as set forth or contemplated in the Prospectus, neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its subsidiaries taken as a whole.

                  (iii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) the Registration Statement, as of the Effective Date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) the Prospectus, as of the date hereof and as of the Delivery Date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (C) since the Effective Date, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

            (l) The Indenture, in form and substance satisfactory to the Underwriters, shall have been duly executed and delivered by the Company and the Trustee, and the Securities shall have been duly executed and delivered by the Company and duly authenticated by the Trustee.

            (m) On or prior to the Delivery Date, counsel to the Underwriters shall have been furnished with such documents as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Underwriters and their counsel.

            (n) Neither the Company nor any of its subsidiaries (i) shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock, short-term debt or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, prospects, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the reasonable judgment of the Lead Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus.

            (o) Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Securities Act and (ii) no such organization shall have publicly announced or privately communicated to the Company that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

            (p) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the over-the-counter market, or trading in any securities of the Company on any exchange shall have been suspended, the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by United States federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred a material adverse change in general domestic or international economic, political or financial conditions, including, without limitation, as a result of terrorist activities, or the effect of international conditions on the financial markets in the United States shall be such, as to make it in the reasonable judgment of the Lead Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Securities being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus.

            All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel to the Underwriters. No opinion shall state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991). All opinions shall state that they may be relied upon by Simpson Thacher & Bartlett LLP as to matters of law (other than New York and United States federal law) in rendering the opinion referred to in (h) above.

            8. Indemnification and Contribution.

            (a) The Company shall indemnify and hold harmless each Underwriter, its directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Securities), to which that Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any (A) Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, or (B) any Blue Sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) filed in any jurisdiction specifically for the purpose of qualifying any or all of the Securities under the securities laws of any state or other jurisdiction (such application, document or information being hereinafter called a "BLUE SKY APPLICATION") or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the

      Prospectus or in any amendment or supplement thereto, or in any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading; and shall reimburse each Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with the written information concerning that Underwriter furnished to the Company through the Lead Underwriters by or on behalf of any Underwriter concerning that Underwriter specifically for inclusion therein which information consists solely of the information set forth in Section 8(e); and provided further, that the Company shall not be liable to indemnify any Underwriter or any person who controls such Underwriter on account of any such loss, liability, claim, damage or expense arising out of any such defect or alleged defect in any Preliminary Prospectus or Prospectus if a copy of the Prospectus (exclusive of the Incorporated Documents), as amended or supplemented, shall not have been given or sent by such Underwriter, if required by law to do so, with or prior to the written confirmation of the sale involved to the extent that (i) the Prospectus, as amended or supplemented, would have cured such defect or alleged defect and (ii) sufficient quantities of the Prospectus, as amended or supplemented, were made available to such Underwriter to allow it to deliver such Prospectus on a timely basis. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any director, officer, employee or controlling person of that Underwriter.

            (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless, the Company, its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of the Securities Act from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
      (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto or in any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Company through the Lead Underwriters by or on behalf of that Underwriter specifically for inclusion therein and described in Section 8(e), and shall reimburse the Company and any such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the

      Company or any such director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Securities to be purchased by such Underwriter hereunder. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer, employee or controlling person.

            (c) Promptly after receipt by an indemnified party under this
      Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this
      Section 8 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Underwriters shall have the right to employ separate counsel to represent jointly the Underwriters and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this Section 8 if, in the reasonable judgment of counsel to such Underwriters, it is advisable for such Underwriters, directors, officers, employees and controlling persons to be jointly represented by separate counsel, due to the availability of one or more legal defenses to them which are different from or additional to those available to the indemnifying party, and in that event the reasonable fees and expenses of such separate counsel shall be paid by the Company, provided further, that the Company shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to one local counsel in each relevant jurisdiction) at any time for all such indemnified parties. No indemnifying party shall, (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld) settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

            (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, other than to the extent that such indemnification is unavailable or insufficient due to a failure to provide prompt notice in accordance with
      Section 8(c), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or
      (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions or alleged statements or alleged omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting discounts and commissions realized or received by the Underwriters with respect to the Securities purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Securities under this Agreement, in each case, as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if the amount of contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation, which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Securities underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the

      Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

            (e) The Underwriters severally confirm and the Company acknowledges that the statements with respect to the offering of the Securities by the Underwriters set forth in the [ ] paragraph on the cover page and in the [ ], [ ] and [ ] paragraphs under the caption "Underwriting" in the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company through the Lead Underwriters by or on behalf of the Underwriters specifically for inclusion in the Prospectus and the Underwriters severally confirm that such statements are accurate and complete.

            9. Defaulting Underwriters. If, on the Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining nondefaulting Underwriters shall be obligated to purchase the principal amount of Securities which the defaulting Underwriter agreed but failed to purchase on the Delivery Date in the respective proportions which the principal amount of the Securities set forth opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Securities on the Delivery Date if the total aggregate principal amount of the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 10% of the aggregate principal amount of the Securities to be purchased on the Delivery Date, and any remaining nondefaulting Underwriter shall not be obligated to purchase more than 110% of the aggregate principal amount of the Securities which it agreed to purchase on the Delivery Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Lead Underwriters who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, the total aggregate principal amount of Securities to be purchased on the Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Lead Underwriters do not elect to purchase on the Delivery Date the aggregate principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on the Delivery Date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter and the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this Section 9, purchases which a defaulting Underwriter agreed but failed to purchase.

            Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Securities of a defaulting or withdrawing Underwriter, either the Lead Underwriters or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that, in the opinion of counsel to the Company or counsel to the Underwriters, may be necessary in the Prospectus or in any other document or arrangement.

            10. Termination. The obligations of the Underwriters hereunder may be terminated by the Underwriters by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Sections 7(n), 7(o) or 7(p) shall have occurred or if the Underwriters shall decline to purchase the Securities for any reason permitted under this Agreement.

            11. Reimbursement of Underwriters' Expenses. If (a) the Company shall fail to tender the Securities for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company (including, without limitation, with respect to the transactions other than as a result of the condition described in Section 7(p)) is not fulfilled or (b) the Underwriters shall decline to purchase the Securities for any reason permitted under this Agreement (including the termination of this Agreement pursuant to Section 10, the Company shall reimburse the Underwriters for all reasonable documented out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Securities, and upon demand the Company shall pay the full amount thereof to the Underwriters. If this Agreement is terminated pursuant to
Section 9 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

            12. Notices, etc. Notices given pursuant to any provision of this Agreement shall be given in writing and shall be addressed as follows:

            (a) if to the Underwriters, to Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, NY 10179; Attention: Ranada Fergerson (Fax No.: (917) 849-0608); and to Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, New York, NY 10080, Attention: [ ] (Fax No.: [ ]); and

            (b) if to the Company to, 211 Main Street, Webster, MA 01570,
      Attention: _______ (Fax No.: (508) 949-4411); and

                  with a copy to Issuer's Counsel Nutter, McClennen & Fish, LLP, 155 Seaport Boulevard, Boston, MA 02210; Attention: Michael K. Krebs (Fax No. (617) 310-9288);

provided, however, that any notice to an Underwriter pursuant to Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to Bear, Stearns & Co. Inc. or Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the case may be, which address will be supplied to any other party hereto by Bear, Stearns & Co. Inc. or Merrill Lynch, Pierce, Fenner & Smith Incorporated and as the case may be, upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the Lead Underwriters on behalf of the Underwriters.

            13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the officers, directors and employees of the Underwriters and the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) any indemnity agreement of the Underwriters contained in this Agreement shall be deemed to be for the benefit of directors, officers and employees of the Company, and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing contained in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

            14. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

            15. Definition of the term "Business Day." For purposes of this Agreement, "BUSINESS DAY" means any day on which the New York Stock Exchange is open for trading.

            16. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

            17. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

            18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.


           [The rest of this page has been left blank intentionally;
                          the signature page follows.]

      If the foregoing correctly sets forth the agreement between the Company and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                         Very truly yours,

                                         THE COMMERCE GROUP, INC.

                                         By:____________________________________
                                              Name:
                                              Title:

Accepted and agreed by:

Bear, Stearns & Co. Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated

For themselves and the other Underwriters named in Schedule 1 hereto

By Bear, Stearns & Co. Inc.

By:_______________________________________
         Authorized Representative

By: Merrill Lynch, Pierce, Fenner & Smith Incorporated

By:_______________________________________
         Authorized Representative

                                                                      SCHEDULE 1

                                                                                               AGGREGATE PRINCIPAL
                                                                                             AMOUNT OF SECURITIES TO
UNDERWRITER                                                                                        BE PURCHASED
-----------                                                                                        ------------
Bear, Stearns & Co. Inc.............................................................                    $
Merrill Lynch, Pierce, Fenner & Smith
               Incorporated.........................................................
[____________________________]......................................................
[____________________________]......................................................
[____________________________]......................................................
[____________________________]......................................................               ------------
         Total......................................................................               $300,000,000
                                                                                                   ============

                                                                      SCHEDULE 2

                     LIST OF SUBSIDIARIES AND AFFILIATES OF

                            THE COMMERCE GROUP, INC.

                             AS OF NOVEMBER __, 2003

COMPANY                                                                        OWNERSHIP PERCENTAGE
-------                                                                        --------------------
Commerce Holdings Inc.                                                                 100%
The Commerce Insurance Company                                                         100%
Commerce West Insurance Company                                                        100%
ACIC Holding Co., Inc.                                                                 95%
American Commerce Insurance Company                                                    95%
Citation Insurance Company                                                             100%
Bay Finance Company, Inc.                                                              100%
Clark-Prout Insurance Agency, Inc.                                                     100%

                                                                      SCHEDULE 3

                     JURISDICTIONS OF FOREIGN QUALIFICATION